UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 5, 2021

The 4Less Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55089	90-1494749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 W. Mayflower, Las Vegas, Nevada 89030

(Address of principal executive offices)

Registrant’s telephone number, including area code     (702) 267-6100 x.4

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Item 8.01 Other Events

On April 5, 2021, the Company released a Press Release via Newsfile, titled “The 4Less Group Reports 2021 March Year-Over-Year Sales Up Over 196%,” attached hereto, and available at the following link: https://www.newsfilecorp.com/release/79395/The-4Less-Group-Reports-2021-March-YearOverYear-Sales-Up-Over-196?k=The%204Less%20Group.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release: “The 4Less Group Reports 2021 March Year-Over-Year Sales Up Over 196%”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2021

The 4 Less Group Inc.

By: /s/ Timothy Armes

Timothy Armes

Chief Executive Officer